                                                                    EXHIBIT 99.1


                                                Net Interest Margin Trust 1994-B
                                                June, 2001
                                                Payment: July 16, 2001

                                                7.85% SECURITIZED NET INTEREST
                                                MARGIN CERTIFICATES

                                                Cusip #                393534AB8
                                                Trust Account #       33-31958-0
                                                Distribution Date: July 16, 2001


                                                                                                          Per $1,000
Securitized Net Interest Margin Certificates                                                               Original
--------------------------------------------                                                              ----------
1.            Amount Available                                                           283,732.71
                                                                                     --------------
              Excess to NIM 95-A                                                         141,649.40
                                                                                     --------------
Interest

2.            Aggregate Interest                                                             923.42         0.00999372
                                                                                     ---------------------------------
3.            Amount Applied to:
              (a) accrued but unpaid Interest

4.            Remaining:
              (a) accrued but unpaid Interest

5.            Monthly Interest                                                               923.42
                                                                                     --------------
Principal

6.            Current month's principal distribution                                     141,159.89         1.52770444
                                                                                     ---------------------------------
7.            Remaining outstanding principal balance                                          0.00          0.0000000
                                                                                     ---------------------------------
              Pool Factor                                                                0.00000000
                                                                                     --------------
8.            Present value of the projected remaining aggregate
              cashflows of the Finance I Assets and the
              Residual Assets, as of the immediately
              preceding Distribution Date                                            180,983,129.26 **
                                                                                     --------------
9.            Aggregate principal balance of loans
              refinanced by Conseco Finance                                              370,670.59
                                                                                     --------------
10.           Weighted average CPR                                                           12.19%
                                                                                     --------------
11.           Weighted average CDR                                                            1.91%
                                                                                     --------------
12.           Annualized net loss percentage                                                  1.23%
                                                                                     --------------

13.           Delinquency              30-59 day                                              1.56%
                                                                                     --------------
                                       60-89 day                                              0.48%
                                                                                     --------------
                                       90+ day                                                0.96%
                                                                                     --------------
                                       Total 30+                                              3.00%
                                                                                     --------------


US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 6/15/01.

                                               Net Interest Margin Trust 1994-B
                                               June, 2001
                                               Payment:  July 16, 2001




                                                                  Fee Assets
                                          ----------------------------------
                                          Guarantee   Inside      Fee Asset
                                            Fees       Refi         Total
                                          ----------------------------------

GTFC 1994-1                                   0.00    5,320.03      5,320.03
GTFC 1994-2                                   0.00        0.00          0.00
GTFC 1994-3                                   0.00        0.00          0.00
GTFC 1994-4                                   0.00        0.00          0.00
                                          ----------------------------------
                                              0.00    5,320.03      5,320.03

Total amount of Guarantee Fees and
     Inside Refinance Payments                                      5,320.03
                                                                  ----------
Subordinated Servicing Fees                                       144,056.06
                                                                  ----------
Payment on Finance 1 Note                                         149,376.09
                                                                  ----------
Allocable to Interest (current)                                         0.00
                                                                  ----------
Allocable to accrued but unpaid Interest                                0.00
                                                                  ----------
Accrued and unpaid Trustee Fees                                         0.00
                                                                  ----------
Allocable to Principal                                                  0.00
                                                                  ----------
Finance 1 Note Principal Balance                                        0.00
                                                                  ----------

                                               Net Interest Margin Trust 1994-B
                                               June, 2001
                                               Payment:  July 16, 2001





                                                  Inside
                                    Residual        Refi         Total
                                   --------------------------------------

GTFC 1994-1                              0.00          0.00             0
GTFC 1994-2                              0.00      7,531.06      7,531.06
GTFC 1994-3                         45,992.60      2,252.34     48,244.94
GTFC 1994-4                         74,357.58      4,223.04     78,580.62
                                   --------------------------------------
                                   120,350.18     14,006.44    134,356.62

                                Total Residual and Inside
                                    Refinance Payments         134,356.62